                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           NAM CORPORATION
--------------------------------------------------------------------------------

                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[   ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
[X] No fee.

        1) Title of each class of securities to which transaction applies:
        ----------------------------------------------------------------------

        2) Aggregate Number of securities to which transaction applies:
        ----------------------------------------------------------------------


        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ----------------------------------------------------------------------


        4) Proposed maximum aggregate value of transaction:
        ----------------------------------------------------------------------


        5) Total fee paid:
        ----------------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
        ----------------------------------------------------------------------


        2) Form, Schedule or Registration Statement No.:
        ----------------------------------------------------------------------


        3) Filing Party:
        ----------------------------------------------------------------------


        4) Date Filed:
        ----------------------------------------------------------------------

                                 NAM CORPORATION
                       1010 Northern Boulevard, Suite 336
                           Great Neck, New York 11021
                                 (516) 829-4343



                                                                October 28, 1997


Dear Shareholders:

        On behalf of the Board of Directors and management of NAM Corporation (the "Company"), I cordially invite you to attend the Annual Meeting of Shareholders to be held on Wednesday, December 17, 1997, at 11:30 a.m., at the main conference room at the Company's principal offices, located at 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021.

        The matters to be acted upon at the meeting are fully described in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. In addition, the directors and executive officers of the Company will be present to respond to any questions that you may have. Accompanying the attached Proxy Statement is a Proxy Card and the Company's Annual Report. This report describes the financial and operational activities of the Company.

        Whether or not you plan to attend the annual meeting, please complete, sign and date the enclosed proxy card and return it in the accompanying envelope as promptly as possible. If you attend the Annual Meeting, and I hope you will, you may vote your shares in person even if you have previously mailed in a proxy card.

        We look forward to greeting our shareholders at the meeting.

                                             Sincerely,


                                             Roy Israel
                                             Chief Executive Officer, President
                                             and Chairman of the Board

                                 NAM CORPORATION
                       1010 Northern Boulevard, Suite 336
                           Great Neck, New York 11021

                                 --------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 17, 1997

                                 --------------

TO THE SHAREHOLDERS OF
NAM CORPORATION:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of NAM Corporation, a Delaware corporation (the "Company"), will be held at the main conference room at the Company's principal offices, located at 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021, on Wednesday, December 17, 1997, at 11:30 a.m., for the following purposes:

        1. To elect directors of the Company to hold office until the next Annual Meeting or until their respective successors are duly elected and qualified;

        2. To ratify the appointment of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending June 30, 1998; and

        3. To transact such other business as may properly come before the meeting or any adjournments thereof.

        The Board of Directors has fixed the close of business on October 27, 1997 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof. Representation of at least a majority of all outstanding shares of Common Stock is required to constitute a quorum. Accordingly, it is important that your stock be represented at the meeting. The list of shareholders entitled to vote at the Annual Meeting will be available for examination by any shareholder at the Company's offices at 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021 for ten (10) days prior to December 17, 1997.

        Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the self-addressed envelope enclosed for your convenience. You may revoke your proxy at anytime before it is voted.


                                             By Order of the Board of Directors,



                                             Roy Israel,
                                             Chairman
Great Neck, New York
October 28, 1997

--------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT, ACCORDINGLY, WE URGE YOU TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING.
--------------------------------------------------------------------------------

                                 NAM CORPORATION

                                TABLE OF CONTENTS

                                                                                                          Page
                                                                                                          ----

PROXY STATEMENT............................................................................................  1

INFORMATION CONCERNING VOTE................................................................................  1
     General...............................................................................................  1
     Voting Rights and Outstanding Shares..................................................................  1
     Revocability of Proxies...............................................................................  1
     Voting Procedures.....................................................................................  1

ELECTION OF THE BOARD OF DIRECTORS.........................................................................  2
     Director Nominees.....................................................................................  2
     Committees of the Board of Directors and Meeting Attendees............................................  3
     Executive Officers....................................................................................  3

EXECUTIVE COMPENSATION AND OTHER INFORMATION...............................................................  4
     Summary Compensation Table............................................................................  4
     Directors' Compensation...............................................................................  4
     Employment Contracts and Termination of Employment and Change-In-Control Arrangements.................  4

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION....................................................  5

APPOINTMENT OF INDEPENDENT ACCOUNTANTS.....................................................................  6

OTHER MATTERS ARISING AT THE ANNUAL MEETING................................................................  6

PRINCIPAL SHAREHOLDERS.....................................................................................  7
     Security Ownership of Management......................................................................  7
     Summary of the Company's Amended and Restated 1996 Stock Option Plan..................................  8

INTERESTED PARTY TRANSACTIONS..............................................................................  8

SHAREHOLDER PROPOSALS......................................................................................  8

COST OF SOLICITATION OF PROXIES............................................................................  8

SECTION 16(a) REPORTING DELINQUENCIES......................................................................  9

ANNUAL REPORT ON FORM 10-KSB...............................................................................  9


                                 NAM CORPORATION
                       1010 Northern Boulevard, Suite 336
                           Great Neck, New York 11021

                                 --------------
                                 PROXY STATEMENT
                                 --------------

                       For Annual Meeting of Shareholders
                         to be Held on December 17, 1997

                                 --------------

Approximate Mailing Date of Proxy Statement and Form of Proxy: October 28, 1997.


                           INFORMATION CONCERNING VOTE

General

                  This Proxy Statement and the enclosed form of proxy is furnished in connection with the solicitation of proxies by the Board of Directors of NAM Corporation, a Delaware corporation (the "Company"), for use at the annual meeting of shareholders to be held on Wednesday, December 17, 1997, at 11:30 a.m., and at any and all adjournments thereof (the "Annual Meeting"), with respect to the matters referred to in the accompanying notice. The Annual Meeting will be held at the main conference room at the Company's principal offices, located at 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021.

Voting Rights and Outstanding Shares

                  Only shareholders of record at the close of business on October 27, 1997 are entitled to notice of and to vote at the Annual Meeting. As of the close of business on October 27, 1997, 3,334,978 shares of common stock, par value $.001 per share (the "Common Stock"), of the Company were issued and outstanding. Each share of Common Stock entitles the record holder thereof to one (1) vote on all matters properly brought before the Annual Meeting.

Revocability of Proxies

                  A shareholder who executes and mails a proxy in the enclosed return envelope may revoke such proxy at any time prior to its use by notice in writing to the Secretary of the Company, at the above address, or by revocation in person at the Annual Meeting. Unless so revoked, the shares represented by duly executed proxies received by the Company prior to the Annual Meeting will be presented at the Annual Meeting and voted in accordance with the shareholder's instructions marked thereon. If no instructions are marked thereon, proxies will be voted FOR the election as directors of the nominees named below under the caption "ELECTION OF DIRECTORS" and FOR the ratification of the independent accountants. In their discretion, the proxies are authorized to consider and vote upon such matters incident to the conduct of the meeting and upon such other business matters or proposals as may properly come before the meeting that the Board of Directors of the Company does not know of in a reasonable time prior to this solicitation will be presented at the meeting.

Voting Procedures

                  All votes shall be tabulated by the inspector of elections appointed for the Annual Meeting, who shall separately tabulate affirmative and negative votes, abstentions and broker non-votes. The presence of a quorum for the Annual Meeting, defined here as a majority of the votes entitled to be cast at the Annual Meeting, is required. Votes withheld from director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes are not counted for quorum purposes.

                  Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for shareholder approval. Director nominees must receive a plurality of the votes cast at the meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the meeting.


                 PROPOSAL 1: ELECTION OF THE BOARD OF DIRECTORS

                  The Board of Directors has nominated six (6) persons to be elected as Directors at the Annual Meeting and to hold office until the next annual meeting or until their successors have been duly elected and qualified. It is intended that each proxy received by the Company will be voted FOR the election, as directors of the Company, of the nominees listed below, unless authority is withheld by the shareholder executing such proxy. Shares may not be voted cumulatively. Each of such nominees has consented to being nominated and to serve as a director of the Company if elected. If any nominee should become unavailable for election or unable to serve, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. At the present time, the Board of Directors knows of no reason why any nominee might be unavailable for election or unable to serve. The proxies cannot be voted for a greater number of persons than the number of nominees named herein.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ALL THE DIRECTOR NOMINEES.

Director Nominees

                  The following table sets forth certain information with respect to the nominees for directors:

                                                          Company Position                            Director of the
Name                                                      and Offices Held                             Company Since
-------------------------------      --------------------------------------------------           --------------------
Roy Israel                           Chief Executive Officer, President and Chairman of           February 1994
                                     the Board of Directors

Cynthia Sanders                      Executive Vice President and Director                        February 1994

Daniel Jansen                        National Accounts Manager and Director                       February 1994

Stephen H. Acunto                    Director                                                     May 1996

Anthony J. Mercorella                Director                                                     February 1997

Michael I. Thaler                    Director                                                     April 1994


                  ROY ISRAEL, age 37, has been the Chairman of the Board of Directors, Chief Executive Officer and President of the Company since February 1994. Immediately prior to holding such positions, Mr. Israel was President and a Director and founder of National Arbitration & Mediation, Inc. ("NA&M"), a wholly-owned subsidiary of the Company, since February 1992. From March 1989 to October 1991, he was employed at the Renaissance Communications television station WTXX-TV in Hartford, Connecticut in the capacity of General Sales Manager, overseeing the local and national sales efforts, research, traffic and marketing departments.

                  CYNTHIA SANDERS, age 38, has been the Executive Vice President since February 1994. Immediately prior to holding such positions, Ms. Sanders was the Executive Vice President of NA&M since May 1993. From August 1992 until May 1993, she was an account executive with Telerep, Inc., an entertainment company.

                  DANIEL JANSEN, age 34, has been National Accounts Manager of the Company since June 1997. Prior to such date, he had served as the Director of Regional Offices of the Company since February 1994. Immediately prior to holding such positions, he had been Senior Account Executive with NA&M since September 1992. Prior to joining NA&M, Mr. Jansen was an account executive with Summit Office Supply from October 1991 to August 1992, and an Account Executive with TNT Skypak, Inc., a consulting firm, from September 1989 to October 1991.

                  STEPHEN H. ACUNTO, age 48, has been the president of Chase Communications, a company involved in the insurance publishing and communications fields, since 1978. Such company currently provides public relations services to the company. Mr. Acunto also serves as an officer of the Insurance Federation of New York; the International Insurance Law Society, U.S. Chapter; the AIDA Reinsurance and Insurance Arbitration Society; and the American Risk and Insurance Society. Mr. Acunto is the President of Philadelphia CCG Scan Inc., a publishing company which filed for federal bankruptcy protection in July, 1997.

                  ANTHONY J. MERCORELLA, Esq., age 70, is a senior partner of the law firm of Wilson, Elser, Moskowitz, Edelman & Dicker and has been a partner with such firm since 1984, which he joined upon his retirement as a Justice of the Supreme Court of the State of New York. Judge Mercorella also serves as a hearing officer for the Company.

                  MICHAEL I. THALER, age 45, has been a partner in Bond Beebe, a professional corporation of certified public accountants since October 1993. From September 1988 through October 1993, Mr. Thaler was a tax partner at Buchbinder Tunick & Co., a certified public accounting firm.


Committees of the Board of Directors and Meeting Attendees

                  The Board of Directors held four (4) meetings during fiscal year 1997. Mr. Acunto did not attend two (2) of such meetings. In February 1997, the Board of Directors appointed a Compensation Committee and an Audit Committee.

                  The Compensation Committee is authorized to review and make recommendations to the Board of Directors on all matters regarding the remuneration of the Company's executive officers, including the administration of the Company's compensation plans, other than the Company's Stock Option Plan. The current members of the Committee are Messrs. Thaler and Mercorella.

                  The Audit Committee is responsible for making recommendations to the Board of Directors as to the selection of the Company's independent auditor, maintaining communication between the Board and the independent auditor, reviewing the annual audit report submitted by the independent auditor and determining the nature and extent of issues, if any, presented by such audit warranting consideration by the Board. Currently, Mr. Thaler is the sole member of the Audit Committee. The Audit Committee did not hold any meetings during fiscal year 1997, but did hold one (1) meeting in September 1997 with respect to the audit for fiscal year 1997.

Executive Officers

                  In addition to Mr. Israel, Ms. Sanders and Mr. Jansen, there is one additional executive officer of the Company:

                  PATRICIA GIULIANI-RHEAUME, age 39, has been Vice President, Chief Financial Officer and Treasurer of the Company since February 1997. Immediately prior to holding such positions, Ms. Giuliani- Rheaume was the Vice President and Corporate Controller of The Robert Plan Corporation, an insurance services company, since April 1991. Prior thereto, Ms. Giuliani-Rheaume was an audit senior manager with KPMG Peat Marwick LLP. Ms. Giuliani-Rheaume is a certified public accountant and a member of the AICPA and the New York State Society of CPAs.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

                  The following summarizes the aggregate compensation paid during fiscal year 1997 to the Company's Chief Executive Officer and any officer who earned more than $100,000 in salary and bonus pursuant to their contracts (the "Named Persons"):

                                                                                                            Long-Term
                                                Annual Compensation                                    Compensation Awards
                                            -----------------------------                           ----------------------------
                                                                              Other Annual                           All Other
Name and Principal Position                 Salary              Bonus         Compensation          Options        Compensation
---------------------------                 ------             -----------    -------------         --------       -------------
Roy Israel, President, Chief Executive
Officer and Chairman of the Board           $94,202            _____              _____             _____           124,000(1)

-------------

(1)Such amount includes an automobile allowance, life insurance expenses and a one-time insurance payout in the amount of $43,400 pursuant to Mr. Israel's former employment contract which terminated on June 30, 1997.

Directors' Compensation

                  Non-employee directors receive a fee of $250 for each meeting of the Board attended, a fee of $150 for each meeting of any committee of the Board attended and reimbursement of their actual expenses. In addition, pursuant to the Company's Amended and Restated 1996 Stock Option Plan (the "Plan"), each non-employee director will be granted options to purchase 1,000 shares of Common Stock per annum at an exercise price equal to the closing bid price of the underlying Common Stock as reported by the Nasdaq SmallCap Market on the date of grant, which shall be the last trading date in June of each year.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

                  Mr. Israel's prior employment agreement expired on June 30, 1997. Mr. Israel's new employment agreement with the Company expires June 30, 2002. Pursuant to this new agreement, he is entitled to receive an annual base salary of $225,000, an annual cost of living increase to the base salary to reflect increases in the Consumer Price Index and an annual bonus at the discretion of the Company's Board of Directors. In addition, the agreement provides, among other things, that the Company shall pay up to an aggregate of $15,000 per policy year for a key man life insurance policy in favor of the Company for $1 million and life insurance in favor of the estate of Mr. Israel, as well as a disability policy for coverage of 60% of his base salary and the lease of an automobile (up to a monthly lease payment of $1,000.) If his duties are changed without his consent and such change results in Mr. Israel no longer being the most senior executive officer of the Company, then he is entitled to terminate the agreement and receive three times of his then current base salary, payable over a one year period, and the maintenance of his benefits for a one year period or until the end of the term of the agreement, whichever is longer. In addition, if within two years of a Change-in-Control of the Company, as such term is defined in the agreement, Mr. Israel is terminated without cause or the agreement is terminated by Mr. Israel due to a change of duties, Mr. Israel shall receive a lump sum payment equal to three times his then current base salary, and the maintenance of his benefits for one year. The agreement also contains a one-year non-competition clause if the agreement is terminated for any reason or upon expiration.

                             COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION


                  It is the duty of the Compensation Committee to develop, administer and review the Company's compensation plans, programs and policies, to monitor the performance and compensation of executive officers and to make appropriate recommendations and reports to the Board of Directors relating to executive compensation.

                  The Company's compensation program is intended to motivate, retain and attract management, linking incentives to financial performance and enhanced shareholder value. The program's fundamental philosophy is to tie the amount of compensation "at risk" for an executive to his or her contribution to the Company's success in achieving superior performance objectives.

                  It is currently anticipated that the compensation program will consist of two components: (1) a base salary as set forth in each executive's employment agreement, and (2) the potential for an annual cash and/or stock option bonus equal to a percentage of the executive's base salary, depending upon the satisfaction of certain performance criteria annually set by the Compensation Committee for each position and evaluated at the end of each fiscal year. The criteria may relate to overall Company performance, the individual executive's performance or a combination of the two, depending upon the particular position at issue. The second component constitutes the "at risk" portion of the compensation program. The Compensation Committee is currently working on implementing this program and expects to have such program in place during fiscal 1998.


                                 The Compensation Committee


                                 Michael I. Thaler and Anthony J. Mercorella


October 9, 1997

               PROPOSAL 2: APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         It is proposed that the shareholders ratify the appointment by the Board of Directors of Grant Thornton LLP ("Grant Thornton") as independent accountants for the Company for fiscal year 1998. Grant Thornton has served as the Company's independent accountant since March 4, 1997.

         Representatives of Grant Thornton, which audited the Company's fiscal year 1997 financial statements, are expected to be present at the Annual Meeting with the opportunity to make a statement, if they so desire, and they are expected to be available to respond to appropriate questions. Approval by the shareholders of the appointment of independent accountants is not required, but the Board deems it desirable to submit the matter to the shareholders for ratification. If the majority of shareholders voting at the meeting should not approve the selection of Grant Thornton, the selection of independent accountants will be reconsidered by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF RATIFICATION OF THE INDEPENDENT ACCOUNTANTS.

         On March 4, 1997, KPMG Peat Marwick LLP ("KPMG Peat Marwick") was dismissed by the Company as the Company's auditors upon approval by the Company's Board of Directors and Grant Thornton was engaged to audit the Company's financial statements for the year ending June 30, 1997. KPMG Peat Marwick's reports on the Company's financial statements for the past two (2) years ended June 30, 1995 and 1996 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's two (2) most recent fiscal years ended June 30, 1995 and 1996 and subsequent interim period preceding the dismissal, there were no disagreements with KPMG Peat Marwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG Peat Marwick, would have caused it to make reference to the subject matter of the disagreement in connection with this proxy statement.

                   OTHER MATTERS ARISING AT THE ANNUAL MEETING

         The matters referred to in the Notice of Annual Meeting and described in this Proxy Statement are, to the knowledge of the Board of Directors, the only matters that will be presented for consideration at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the persons appointed by the accompanying proxy will vote on such matters in accordance with their best judgment pursuant to the discretionary authority granted to them in the proxy.

                             PRINCIPAL SHAREHOLDERS

Security Ownership of Management

                  The following table sets forth, as of October 15 , 1997, certain information with respect to the beneficial ownership of each class of the Company's equity securities by each director and director nominee, beneficial owners of 5% or more of Common Stock of the Company, the Named Persons and all directors and executive officers of the Company as a group(1):

                                                           Amount and Nature of
           Name of Beneficial Owner(2)                   Beneficial Ownership(3)                Percent of Total
           ----------------------------                  -----------------------                ----------------
Roy Israel(4)                                                   1,197,139                             35.9%
President, Chief Executive Officer and
Chairman of the Board

Cynthia Sanders                                                   113,055                              3.4%
Executive Vice President and Director

Daniel Jansen                                                         -0-                               *
National Accounts Manager and Director

Stephen H. Acunto(5)                                                1,000                               *
Director

Anthony J. Mercorella(6)                                            7,000                               *
Director

Michael I. Thaler(7)                                                1,000                               *
Director

All officers and Directors as a Group                           1,332,527                             39.7%
(8 persons) (4)(5)(6)(7)(8)

-------------------
*    Less than one percent (1%).

(1) Applicable percentage of ownership is based on 3,334,978 shares of Common Stock, which were outstanding on October 15, 1997, plus, for each person or group, any securities that person or group has the right to acquire within sixty (60) days pursuant to options and warrants.

(2) The address for each individual is c/o NAM Corporation, 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021.

(3) Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and unless otherwise indicated, represents shares for which the beneficial owner has sole voting and investment power. The percentage of class is calculated in accordance with Rule 13d-3.

(4) Includes 61,903 shares owned by Mr. Israel's wife, Carla Israel, the Sales Supervisor and Secretary of the Company, and 114,436 shares owned by the Roy Israel Irrevocable Trust. Mr. Israel disclaims beneficial ownership as to such shares.

(5) Represents options to purchase 1,000 shares of the Company's Common Stock, which are fully vested.

(6) Includes warrants to purchase 1,000 shares of the Company's Common Stock , which are currently exercisable and options to purchase 5,000 shares of the Company's Common Stock, which are fully vested.

(7) Represents options to purchase 1,000 shares of the Company's Common Stock, which are fully vested.

(8) Includes options to purchase 13,333 shares of Common Stock held by Patricia Giuliani-Rheaume, the Chief Financial Officer and Treasurer of the Company, which vest on December 31, 1997.

Summary of the Company's Amended and Restated 1996 Stock Option Plan

                  The purpose of the Plan is to enable the Company to attract, retain and motivate persons employed by the Company, including officers, directors, advisors and consultants, by providing such persons with a proprietary interest in the Company and its performance. A total of 750,000 shares of Common Stock are reserved for issuance under the Plan. The Plan provides for the award of options, which may either be incentive stock options within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options which are not subject to special tax treatment under the Code. The Plan is administered by the Board of Directors of the Company. Officers, directors, and employees of, and consultants to, the Company are eligible to receive options under the Plan. Subject to certain restrictions, the Board of Directors of the Company is authorized to designate the number of shares to be covered by each award, the terms of the award, the dates on which and the rates at which options or other awards may be exercised, the method of payment and other terms.

                          INTERESTED PARTY TRANSACTIONS

                  Since the Company's inception there have not been any material transactions between it and any of its officers and directors, except as set forth herein and no additional transactions are currently contemplated.

                  On October 31, 1994, the Company acquired all of the outstanding stock of NA&M from Mr. Israel and Ms. Sanders in exchange for shares of Common Stock. In addition, for fiscal 1996 and 1997, $110,000 and $22,657 were distributed by the Company to Mr. Israel and Ms. Sanders, respectively, as retained earnings of NA&M as an S-corporation. There will be no further distributions.

                  Pursuant to her employment with the Company, Carla Israel, the Company's Sales Supervisor and Secretary, and the wife of Mr. Israel, received 61,903 shares which vested in July 1996. In connection therewith, in June 1997, Mrs. Israel received a bonus of approximately $45,000 regarding personal tax liabilities for such stock grant. This bonus was approved by the Board of Directors at a meeting held on June 24, 1997. In addition, Mrs. Israel was paid $90,959 in salary during fiscal year 1997.


                              SHAREHOLDER PROPOSALS

                  A shareholder of the Company who wishes to present a proposal for action at the Company's 1998 Annual Meeting of Shareholders must submit such proposal to the Company, and such proposal must be received by the Company, no later than June 30, 1998.

                         COST OF SOLICITATION OF PROXIES

                  The solicitation of proxies pursuant to this Proxy Statement is made by and on behalf of the Company's Board of Directors. The cost of such solicitation will be paid by the Company. Such cost includes the preparation, printing and mailing of the Notice of Annual Meeting, Proxy Statement, Annual Report and form of proxy. The solicitation will be conducted principally by mail, although directors, officers and employees of the Company (at no additional compensation) may solicit proxies personally or by telephone or telegram. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of proxy material to the beneficial owners of shares held of record by such fiduciaries, and the Company may reimburse such persons for their reasonable expenses in so doing.

                      SECTION 16(a) REPORTING DELINQUENCIES

                  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the U.S. Securities and Exchange Commission (the "SEC") and the Nasdaq SmallCap Market reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during fiscal year 1997, all filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were met.

                          ANNUAL REPORT ON FORM 10-KSB

                  The Company is providing the Form 10-KSB as part of the Company's Annual Report to each person whose proxy is solicited. The Company does not undertake to furnish without charge copies of all exhibits to its Form 10-KSB, but will furnish any exhibit upon the payment of Twenty Cents ($0.20) per page or a minimum charge of Five Dollars ($5.00). Such written requests should be directed to Patricia Giuliani-Rheaume, Chief Financial Officer, NAM Corporation, 1010 Northern Boulevard, Suite 336, Great Neck, New York 11021. Each such request must set forth a good faith representation that, as of October 27, 1997, the person making the request was a beneficial owner of securities entitled to vote at the Annual Meeting. The Company incorporates herein the Annual Report by reference.


                                             By Order of the Board of Directors,



                                             Roy Israel
                                             Chairman

Great Neck, New York
October 28, 1997

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                                 NAM CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 17, 1997

                  The undersigned shareholder(s) of NAM Corporation, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and the Proxy Statement and hereby appoints Roy Israel and Cynthia Sanders, each with the full authority to act without the other and with the power to appoint his substitute, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as designated on this proxy card, all the shares of Common Stock of NAM Corporation held of record by the undersigned on October 27, 1997 at the Annual Meeting of Shareholders to be held on December 17, 1997, or any adjournment or adjournments thereof, as indicated on the matters set forth below:

        1.  Election of Directors:

        [ ]  FOR all nominees listed below:
                   Roy Israel                           Stephen H. Acunto
                   Cynthia Sanders                      Anthony J. Mercorella
                   Daniel Jansen                        Michael I. Thaler

        [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

        [ ] WITHHOLD AUTHORITY to vote for any individual nominee listed above. (Instruction): To withhold authority to vote for any individual nominee or nominees, specify the name of such nominee(s):

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        2. The ratification of the selection by the Board of Directors of Grant
Thornton LLP as independent accountants for fiscal year 1998.

        Proposal 2:     [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

        3. In their discretion, upon any other matter or matters as may properly come before the meeting or any adjournment or adjournments thereof.

           PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

        This Proxy, when properly executed, will be voted and will be voted in accordance with the directions given by the undersigned shareholder. If no direction is made, it will be voted "FOR" Items 1 and 2 as described above and in the accompanying Proxy Statement, and as the proxies deem advisable on any other matters as may properly come before the meeting.

                                  Dated___________________________________, 1997


                                  ______________________________________________
                                                   Signature


                                  ______________________________________________
                                                   Signature

                                  (This Proxy should be marked, dated and signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)